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                          REGISTRATION RIGHTS AGREEMENT

                                   CONCERNING

                              NALCO HOLDING COMPANY

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                          DATED AS OF NOVEMBER 16, 2004

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                                TABLE OF CONTENTS

SECTION                                                                     PAGE

         (f)  Recapitalizations, Exchanges, etc., Affecting Registrable

                                      (i)

         REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of November
16, 2004 by and among Nalco Holding Company, a Delaware corporation (the
"Company"), Nalco LLC, a Delaware limited liability company ("Nalco LLC"), the
Sponsor Members (as hereinafter defined) and the Management Members (as hereinafter defined) and any other Person that shall from and after the date hereof acquire or otherwise be the transferee of any Class A Units of Nalco LLC and who shall be a Permitted Transferee (as hereinafter defined) of any Member
(Nalco LLC and the Sponsor Members, the Management Members and the respective
Permitted Transferees are herein referred to collectively as the "Holders" and individually as a "Holder").

         WHEREAS, the Sponsor Members and the Management Members are parties to the limited liability company operating agreement describing the rights and privileges of the Class A Units (as amended, supplemented or restated from time to time, the "LLC Agreement") and each Management Member is a party to a
Management Members Agreement with Nalco LLC (as amended, supplemented or restated from time to time, the "Management Members Agreement").

         WHEREAS, Nalco LLC is party to a Registration Rights Agreement dated as of May 17, 2004 (the "Terminated Agreement") with certain of the Members, and this Agreement is intended to replace such agreement, which is being terminated concurrently with the execution hereof.

         WHEREAS, this agreement is being entered into in contemplation of an
Initial Public Offering (defined below) by the Company.

         NOW, THEREFORE, in consideration of the premises and the
representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS.

         (a) As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

         "Apollo Investor Group" shall have the meaning set forth in the LLC
Agreement.

         "BCP Investor Group" shall have the meaning set forth in the LLC
Agreement.

         "Class A Units" shall mean Class A Units of Nalco LLC.

         "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         "GS Investor Group" shall have the meaning set forth in the LLC
Agreement.

         "Holder" shall have the meaning set forth in the preamble.

         "Incidental Registration" shall mean a registration required to be effected by the Company pursuant to Section 2(b).

         "Incidental Registration Statement" shall mean a registration statement of the Company, as provided in Section 2(b), which covers any of the Registrable
Securities on an appropriate form in accordance with the Securities Act and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Investor Group" shall mean any of the Apollo Investor Group, the BCP
Investor Group or the GS Investor Group.

         "Investor Member" shall have the meaning set forth in the LLC
Agreement.

         "Initial Public Offering" shall mean the closing of the first public offering of and sale of equity securities of the Company or any other Person in a primary or secondary offering pursuant to an effective registration statement filed by the Company under the Securities Act.

         "Majority Holders" shall mean beneficial holders of Registrable
Securities representing in the aggregate a majority of the aggregate number of outstanding Registrable Securities beneficially owned by Members.

         "Management Member" shall have the meaning set forth in the LLC
Agreement.

         "Member" shall have the meaning set forth in the LLC Agreement.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "Permitted Transferee" shall have the meaning set forth in the LLC
Agreement.

         "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Prospectus" shall mean the prospectus included in a Registration
Statement, including any preliminary Prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to such Prospectus,

                                      -2-

including post-effective amendments, and in each case including all material incorporated by reference therein.

         "Registrable Securities" shall mean (i) any Shares beneficially owned by Nalco LLC on the date hereof, (ii) any Shares (including the Warrant Shares)
subsequently acquired by Nalco LLC, its Members (who acquired such Shares from
Nalco LLC), any VCOC Stockholder or any of their respective Affiliates, and
(iii) any securities of the Company issued or issuable directly or indirectly with respect to or in exchange, or substitution for, or conversion of the securities referred to in clauses (i) or (ii) above by way of dividend or distribution, recapitalization, merger, consolidation, exchange or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

         "Registration Expenses" shall mean (i) all registration, listing, qualification and filing fees (including NASD filing fees), (ii) fees and disbursements of counsel for the Company, (iii) accounting fees incident to any such registration, (iv) blue sky fees and expenses (including counsel fees in connection with the preparation of a Blue Sky Memorandum and legal investment survey), (v) all expenses of any Persons in preparing or assisting in preparing, printing, distributing, mailing and delivering any Registration Statement, any
Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of and compliance with this Agreement, (vi) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable
Securities which are customarily borne by the issuer, (vii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties) and (viii) the reasonable fees and expenses of the Sponsor Members, in each case, incurred in connection with the sale of Registrable Securities (including reasonable fees and expenses of counsel for the Sponsor Members); provided, however, Registration Expenses shall not include any Selling Expenses.

         "Registration Statement" shall mean any registration statement of the
Company which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Required Registration" shall mean a registration required to be effected pursuant to Section 2(a)(i).

         "Required Registration Statement" shall mean a Registration Statement which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(a)(i) on an appropriate form pursuant to the Securities Act (other than pursuant to Rule 415), and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case

                                      -3-

including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Required Shelf Registration Statement" shall mean a Registration
Statement which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(a)(i) on an appropriate form or any similar successor or replacement form (in accordance with Section 4(a)
hereof) pursuant to Rule 415 of the Securities Act, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Selling Expenses" shall mean underwriting discounts, selling commissions and stock transfer taxes applicable to the Shares registered by the
Holders, fees and disbursements of counsel for the Holders (other than Nalco
LLC, the Sponsor Members and any VCOC Stockholders) retained by them (other than with respect to the fees and disbursements made in connection with the preparation of a Blue Sky Memorandum and legal investment survey).

         "Shares" shall mean shares of the common stock, par value $0.01 per share, of the Company.

         "Sponsor Member" shall have the meaning set forth in the LLC Agreement.

         "Stockholders Agreement" shall mean the stockholders agreement dated as of November 16, 2004, among the Company, Nalco LLC and the Sponsor Stockholders
(as defined therein).

         "Transfer" means any direct or indirect sale, transfer, pledge or other disposition of any economic, voting or other rights of or with respect to any
Units or Shares.

         "Underwriter" shall have the meaning set forth in Section 5(a).

         "Underwritten Offering" shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

         "Units" shall have the meaning set forth in the LLC Agreement.

         "VCOC Stockholder" shall have the meaning set forth in the Stockholders
Agreement.

         "Warrant" shall mean the warrant, dated as of __________, 2004, issued by the Company to Nalco LLC, representing rights to acquire Shares according to the terms thereof.

                                      -4-

         "Warrant Shares" shall mean any Shares acquired by Nalco LLC or its designee from time to time upon exercise of the Warrant.

         (b) Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the LLC Agreement.

         SECTION 2. REGISTRATION UNDER THE SECURITIES ACT.

         (a) Required Registration.

         (i) (A) Right to Require Registration. At any time from and after the date hereof, one or more Investor Groups, or in the case of a registration requested pursuant to Section 2(f), Nalco LLC, shall have the right to request in writing (a "Request") (which Request shall specify the Registrable Securities intended to be disposed, the identity of the Holder(s) intending to dispose of
Registrable Securities, and the intended method of distribution thereof) that the Company register Registrable Securities held by the specified Holder(s) in such Investor Group or by Nalco LLC for the account of the specified Holder(s)
in such Investor Group or pursuant to Section 2(f) by filing with the SEC (x) a
Required Registration Statement (a "Demand Registration") or (y) if the Request
shall specify, a Required Shelf Registration Statement (a "Shelf Registration").
Nalco LLC shall have the option of distributing any Registrable Securities requested to be registered pursuant to this Section 2(a)(i) to its Member(s) or selling such Registrable Securities on behalf of such Member(s); provided, that in any case in which a distribution is made that is not pro rata to all Members, the Member(s) receiving such proceeds or securities from Nalco LLC shall surrender to Nalco LLC, for redemption, Units having a Fair Market Value that is equal to the value of the cash or securities so distributed to the Member(s).
Upon the receipt of such a Request, the Company will, by the fifth business day thereafter, give written notice of such requested registration to all Holders, and, not later than the 60th calendar day after the receipt of such a Request by the Company, the Company will cause to be filed with the SEC a Required
Registration Statement or Required Shelf Registration Statement, as the case may be, covering the Registrable Securities which the Company has been so requested to register in such Request and all other Registrable Securities which the
Company has been requested to register by Holders thereof (other than the
Holder(s) who are members of the Investor Group initiating the Request) by written request given to the Company within 10 business days after the giving of such written notice by the Company, providing for the registration under the
Securities Act of the Registrable Securities which the Company has been so requested to register by all such Holders, to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of distribution thereof specified in such Request or further requests, and shall use all reasonable efforts to have such Required
Registration Statement or Required Shelf Registration Statement, as the case may be, declared effective by the SEC as soon as practicable thereafter and to keep such Required Registration Statement continuously effective for a period of at least (xx) 60 calendar days, in the case of a Demand Registration (or, in the case of an Underwritten Offering, such period as the Underwriters shall reasonably require) following the date on which such Required Registration
Statement is declared effective (or such shorter period which will terminate when all of the Registrable Securities covered by such Required Registration
Statement have been sold pursuant thereto) or (yy) 180 calendar days, in the case of a Shelf Registration, following the date on which such Required Shelf
Registration Statement is declared

                                      -5-

effective (or such shorter period which will terminate when all of the
Registrable Securities covered by such Required Shelf Registration Statement have been sold pursuant thereto), including, in either case, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Required
Registration Statement or Required Shelf Registration Statement or the related
Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Required
Registration Statement or Required Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Required Registration Statement or Required Shelf
Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws, or any rules and regulations thereunder.

         (B) The Company shall not be required to effect, pursuant to this
Section 2(a)(i), (w) more than one Shelf Registration or Demand Registration within any continuous six month period, (x) any Underwritten Offering covering
Registrable Securities with an aggregate value reasonably expected by the
Holders to be less than $50 million, (y) more than four Demand Registrations requested by any single Investor Group and (z) more than two Shelf Registrations requested by any single Investor Group; provided, that, notwithstanding the foregoing, there shall be no limit on the number of Demand Registrations or
Shelf Registrations the Company must effect pursuant to a request by Nalco LLC pursuant to Section 2(f).

         (C) A Request may be withdrawn prior to the filing of the Required
Registration Statement or Required Shelf Registration Statement by the Investor
Group which made such Request (a "Withdrawn Request") and a Required
Registration Statement or Required Shelf Registration Statement may be withdrawn prior to the effectiveness thereof by the Holders of a majority of the
Registrable Securities included therein (a "Withdrawn Required Registration"), and, in either such event, such withdrawal shall not be treated as a Required
Registration for purposes of clauses (y) and (z) of the immediately preceding paragraph.

         (D) Notwithstanding the foregoing, the Company may delay the filing of a registration statement required pursuant to this Section 2(a)(i) if the Board of Directors of the Company determines that such action is in the best interests of the Company's stockholders and only for a period not to exceed 90 days (a
"Blackout Period"); provided that after any initial Blackout Period the Company may not invoke a subsequent Blackout Period until 12 months elapse from the end of any previous Blackout Period.

         (E) The registration rights granted pursuant to the provisions of this
Section 2(a)(i) shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

         (F) Any Shares held by a VCOC Stockholder (as defined in the
Stockholders Agreement) shall be deemed to be held by such VCOC Stockholder's
Investor Group for purposes of this Section 2.

         (ii) Priority in Required Registrations. If a Required Registration
pursuant to this Section 2(a) involves an Underwritten Offering, and the sole
Underwriter or the lead managing Underwriter, as the case may be, of such
Underwritten Offering shall advise the Company in writing (with a copy to each
Holder requesting registration) on or before the date 5

                                      -6-

days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities requested to be included in such Required
Registration exceeds the amount which can be sold in such offering without adversely affecting the distribution of the Registrable Securities being offered, the Company will include in such Required Registration only the amount of Registrable Securities that the Company is so advised can be sold in such offering; provided, however, that unless the managing Underwriter shall otherwise specify (which specification may not adversely affect any Sponsor
Member and any affiliated VCOC Stockholder relative to any other Sponsor Member and any affiliated VCOC Stockholder, as the case may be), the Company shall be required to include in such Required Registration first, all Registrable
Securities requested to be included in the Required Registration by Nalco LLC, the Sponsor Members and the VCOC Stockholders and, following the one-year anniversary of the Company's Initial Public Offering, Dr. William Joyce, and, to
the extent not all such Registrable Securities can be included in such Required
Registration, the number of Registrable Securities to be included shall be allocated pro rata on the basis of the number of Registrable Securities beneficially owned at that time by (x) all the Sponsor Members and the VCOC
Stockholders requesting to participate in the Required Registration and (y)
following the one-year anniversary of the Company's Initial Public Offering, Dr.
William Joyce (if requesting to participate in the required Registration), or on such other basis as shall be agreed among the Sponsor Members, Dr. William Joyce
(but only following the one-year anniversary of the Company's Initial Public
Offering and only if requesting to participate in the required Registration), the Majority Holders and the Investor Group (including any VCOC Stockholder that was a member of such Investor Group) requesting such Required Registration;
second, all Registrable Securities requested to be included in such Required
Registration by the Holders (other than Sponsor Members, any VCOC Stockholders and Nalco LLC) and, to the extent not all such Registrable Securities can be included in such Required Registration, the number of Registrable Securities to be included shall be allocated pro rata on the basis of the number of
Registrable Securities beneficially owned at that time by all the Holders (other than Sponsor Members, the VCOC Stockholders and Nalco LLC) requesting to participate in the Required Registration and third, all other securities requesting, in accordance with any registration rights which are granted in compliance with Section 6(a) or have been granted prior to the date hereof, to be included in such Required Registration which are of the same class as the
Registrable Securities and, to the extent not all such securities can be included in such Required Registration, the number of securities to be included shall be allocated pro rata among the remaining holders thereof requesting inclusion in such Required Registration on the basis of the number of securities requested to be included by all such Holders.

         (b) Incidental Registration.

         (i) Right to Include Registrable Securities. If at any time from and after the date hereof, the Company proposes to register any of its Shares under the Securities Act (other than (A) any registration of public sales or distributions solely by and for the account of the Company of securities issued
(x) pursuant to any employee benefit or similar plan or any dividend reinvestment plan or (y) in any acquisition by the Company, (B) pursuant to any debt financing of the acquisition of the Acquired Business (as such term is defined in the LLC Agreement) or (C) pursuant to Section 2(a) or Section 2(f)
hereof), either in connection with a primary offering for cash for the account of the Company or a secondary offering, the Company will, each time it intends to effect such a registration, give written notice to all Holders at least 10

                                      -7-

but no more than 30 business days prior to the expected initial filing of a
Registration Statement with the SEC pertaining thereto, informing such Holders of its intent to file such Registration Statement, the expected filing date, and of the Holders' rights to request the registration of the Registrable Securities held by such Holder or held by Nalco LLC for the account of the Holders under this Section 2(b) (the "Company Notice"). Upon the written request of any Holder made within 7 business days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by such Holder and such Holder's Permitted Transferees and, unless the applicable registration is intended to effect a primary offering of Shares for cash for the account of the Company, the intended method of distribution thereof), the
Company will use all reasonable efforts to effect the registration under the
Securities Act of all Registrable Securities which the Company has been so requested to register by such Holders to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof or, in the case of a registration which is intended to effect a primary offering for cash for the account of the Company, in accordance with the Company's intended method of distribution) of the Registrable Securities so requested to be registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Incidental Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the
Incidental Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such
Incidental Registration Statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Incidental Registration
Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any
Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such Incidental Registration Statement for the same period as the delay in registering such other securities.

         Nalco LLC shall have the option of distributing any Registrable
Securities requested to be registered pursuant to this Section 2(b)(i) to its
Member(s) or selling such Registrable Securities on behalf of such Member(s);
provided, that in any case in which a distribution is made that is not pro rata to all Members, the Member(s) receiving such proceeds or securities from Nalco
LLC shall surrender to Nalco LLC, for redemption, Units having a Fair Market
Value (as such term is defined in the LLC Agreement) that is equal to the value of the cash or securities so distributed to the Member(s).

         The registration rights granted pursuant to the provisions of this
Section 2(b)(i) shall be in addition to the registration rights granted pursuant to the other provisions of this Section.

         (ii) Priority in Incidental Registrations. If a registration pursuant to this Section 2(b) involves an Underwritten Offering of the securities so being registered, whether or

                                      -8-

not for sale for the account of the Company, and the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration of Registrable Securities) on or before the date 5 days prior to the date then scheduled for such offering that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in (or during the time of)
such offering without adversely affecting the distribution of the securities being offered, unless the managing Underwriter shall otherwise specify (which specification may not adversely affect any Sponsor Member and any affiliated
VCOC Stockholder relative to any other Sponsor Member and any affiliated VCOC
Stockholder, as the case may be), the Company shall be required to include in such Required Registration first, all the securities entitled to be sold pursuant to such Registration Statement without reference to the incidental registration rights of any holder (including Holders), and second all
Registrable Securities requested to be included in the Underwritten Offering by the Sponsor Members and VCOC Stockholders and, following the one-year anniversary of the Company's Initial Public Offering, Dr. William Joyce and, to
the extent not all such Registrable Securities can be included in such
Underwritten Offering, the number of Registrable Securities to be included shall be allocated pro rata on the basis of the number of Registrable Securities beneficially owned at that time by (x) all the Sponsor Members and their affiliated VCOC Stockholders requesting to participate in the Underwritten
Offering and (y) following the one-year anniversary of the Company's Initial
Public Offering, Dr. William Joyce (if requesting to participate in the
Underwritten Offering), or on such other basis as shall be agreed among the
Sponsor Members, Dr. William Joyce (but only following the one-year anniversary of the Company's Initial Public Offering and only if requesting to participate in the Underwritten Offering) and the Majority Holders; third, all Registrable
Securities requested to be included in such Underwritten Offering by the Holders
(other than Sponsor Members, any VCOC Stockholder and Nalco LLC) and, to the
extent not all such Registrable Securities can be included in such Underwritten
Offering, the number of Registrable Securities to be included shall be allocated pro rata on the basis of the number of Registrable Securities beneficially owned at that time by all the Holders (other than Sponsor Members, any VCOC
Stockholder and Nalco LLC) requesting to participate in the Required
Registration and fourth, all other securities requesting, in accordance with any registration rights which are granted in compliance with Section 6(a) or have been granted prior to the date hereof, to be included in such Required
Registration which are of the same class as the Registrable Securities and, to the extent not all such securities can be included in such Required
Registration, the number of securities to be included shall be allocated pro rata among the remaining holders thereof requesting inclusion in such Required
Registration on the basis of the number of securities requested to be included by all such holders; provided, however, that in the event the Company will not, by virtue of this paragraph, include in any such registration all of the
Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within 3 days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such registration.

         (c) Expenses. The Company agrees to (i) pay all Registration Expenses in connection with each of the registrations requested pursuant to Section
2(a)(i) and Section 2(f)

                                      -9-

and (ii) pay all Registration Expenses in connection with each registration as to which Holders request inclusion of Registrable Securities pursuant to Section
2(b). All Selling Expenses relating to securities registered on behalf of
Holders shall be borne by the Holders of securities included in such registration pro rata on the basis of the number of shares of securities so registered.

         (d) Effective Registration Statement; Suspension. Subject to Section
2(a)(i)(C), a Registration Statement pursuant to Section 2(a) will not be deemed to have become effective (and the related registration will not be deemed to have been effected) unless it has been declared effective by the SEC or, in the case of a Required Shelf Registration Statement, unless Registrable Securities have been disposed of pursuant thereto, prior to a request by the Holders of a majority of the Registrable Securities included in such registration that such
Registration Statement be withdrawn; provided, however, that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective and the related registration will not be deemed to have been effected.

         (e) Selection of Underwriters. At any time or from time to time, the
Holders of a majority of the Registrable Securities covered by a Required
Registration Statement may elect to have such Registrable Securities sold in an
Underwritten Offering and may select the investment banker or investment bankers and manager or managers that will serve as lead and co-managing Underwriters with respect to the offering of such Registrable Securities, subject to the consent of the Company which shall not be unreasonably withheld. No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such Underwritten Offering.

         (f) Other Registrations. Nalco LLC shall be entitled, at any time and from time to time, to request a Demand Registration or a Shelf Registration with respect to any Shares (including Warrant Shares) in connection with the delivery of such Shares or the proceeds of a sale of such Shares to a Management Member in satisfaction of such Management Member's Put Right contained in Section 2.03 of the Management Members Agreement, Nalco LLC's right to call Units pursuant to
Section 2.02 of the Management Members Agreement or otherwise.

         SECTION 3. RESTRICTIONS ON PUBLIC SALE.

         (a) If requested by the sole Underwriter or lead managing
Underwriter(s) in an Underwritten Offering, the Company agrees (i) not to effect any public sale or distribution (other than, in the case of the Company, public sales or distributions solely by and for the account of the Company of securities issued pursuant to any employee benefit or similar plan or any dividend reinvestment plan) of any equity or equity-linked securities during the period commencing on the date the Company receives a Request from any Holder and continuing until 90 days after the commencement of any Underwritten Offering (or for such shorter period as the

                                      -10-

sole or lead managing Underwriter shall request) unless earlier terminated by the sole Underwriter or lead managing Underwriter(s) in such Underwritten
Offering.

         (b) If requested by the sole Underwriter or lead managing
Underwriter(s) in an Underwritten Offering, the Holders shall not sell or otherwise Transfer or dispose of any Units of Nalco LLC or Shares (or other securities) of the Company held by the Holders (other than those included in the registration) during the fourteen (14) day period prior to and the one hundred eighty (180) day period following the effective date (including such effective date) of an Initial Public Offering or any other offering, or such shorter period as the sole Underwriter or lead managing Underwriter(s) may request, of a registration statement of the Company filed under the Securities Act, provided that the obligations described in this Section 3(b) shall not apply to a registration relating solely to the sale of securities to employees of the
Company pursuant to a stock option, stock purchase or similar plan or Rule 145 or similar transaction. The Company and/or Nalco LLC may impose stop-transfer instructions with respect to the Units or Shares (or other securities) subject to the foregoing restriction during the applicable time periods. Any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed Shares or other securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the period referred to in the first sentence of this Section 3(b), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted)

         SECTION 4. REGISTRATION PROCEDURES.

         In connection with the obligations of the Company pursuant to Section
2, the Company shall use all reasonable efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the selling Holders in accordance with their intended method or methods of distribution, and the
Company shall:

         (a) (i) prepare and file a Registration Statement with the SEC which
(x) shall be on Form S-3 (or any successor to such form), if available (or, in the case of the Shares to be delivered to a Management Member, Form S-8, Form
S-3 or Form S-1 (or any successors to such forms), if available), (y) shall be available for the sale or exchange of the Registrable Securities in accordance with the intended method or methods of distribution by the selling Holders thereof, and (z) shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and all other information reasonably requested by the lead managing
Underwriter or sole Underwriter, if applicable, to be included therein, (ii) use all reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2, (iii) use all reasonable efforts to not take any action that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that such Registration
Statement is required to be effective and usable, and (iv) cause each
Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of

                                      -11-

the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (b) subject to paragraph (j) of this Section 4, prepare and file with the SEC such amendments and post-effective amendments to each such Registration
Statement, as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to
Rule 424 under the Securities Act; and comply with the provisions of the
Securities Act with respect to the disposition of all securities covered by each
Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof, as set forth in such registration statement;

         (c) furnish to each Holder for which Registrable Securities are being registered and to each Underwriter of an Underwritten Offering of Registrable
Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;
the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, by each Holder for which Registrable Securities are being registered and each Underwriter of an Underwritten Offering of Registrable
Securities, if any, in connection with the offering and sale of the Registrable
Securities covered by the Prospectus or the preliminary Prospectus;

         (d) (i) use all reasonable efforts to register or qualify the
Registrable Securities, no later than the time the applicable Registration
Statement is declared effective by the SEC, under all applicable state securities or "blue sky" laws of such jurisdictions as each Underwriter, if any, or any Holder having Registrable Securities covered by a Registration Statement, shall reasonably request; (ii) use all reasonable efforts to keep each such registration or qualification effective during the period such Registration
Statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such
Underwriter, if any, and Holder to consummate the disposition in each such jurisdiction of such Registrable Securities the registration of which such
Holder is requesting; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction;

         (e) notify each Holder for which Registrable Securities are being registered promptly, and, if requested by such Holder, confirm such advice in writing, (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a
Registration Statement or the initiation of any proceedings for that purpose,
(iii) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the
Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all

                                      -12-

material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv)
of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related
Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (f) furnish counsel for each such Underwriter, if any, and for the
Holders for which Registrable Securities are being registered copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

         (g) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time;

         (h) upon request, furnish to the sole Underwriter or lead managing
Underwriter of an Underwritten Offering of Registrable Securities, if any,
without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to each Holder for which Registrable Securities are being registered, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

         (i) cooperate with the selling Holders of Registrable Securities and the sole Underwriter or lead managing Underwriter of an Underwritten Offering of
Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Holders or the sole
Underwriter or lead managing Underwriter of an Underwritten Offering of
Registrable Securities, if any, may reasonably request at least three business days prior to any sale of Registrable Securities;

         (j) upon the occurrence of any event contemplated by paragraph (e)(iv)
of this Section, use all reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable
Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (k) enter into customary agreements (including, in the case of an
Underwritten Offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate

                                      -13-

actions in order to expedite or facilitate the disposition of such Registrable
Securities and in connection therewith:

         (1) make such representations and warranties to the selling Holders of such Registrable Securities and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

         (2) obtain opinions of counsel to the Company and updates thereof
     (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing Underwriter, if any, and the
     Majority Holders of the Registrable Securities being sold) addressed to each selling Holder and the Underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters;

         (3) obtain "cold comfort" letters and updates thereof from the
     Company's independent certified public accountants addressed to the selling
     Holders of Registrable Securities, if permissible, and the Underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings;

         (4) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the selling Holders providing for, among other things, the appointment of such representative as agent for the selling Holders for the purpose of soliciting purchases of
     Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants; and

         (5) deliver such customary documents and certificates as may be reasonably requested by the Majority Holders of the Registrable Securities
     being sold or by the managing Underwriters, if any.

The above shall be done (i) at the effectiveness of such Registration Statement
(and each post-effective amendment thereto) in connection with any registration, and (ii) at each closing under any underwriting or similar agreement as and to the extent required thereunder;

         (l) make available for inspection by representatives of the selling
Holders of the Registrable Securities and any Underwriters participating in any disposition pursuant to a Registration Statement and any counsel or accountant retained by such Holders or Underwriters, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, counsel or accountant in connection with a Registration Statement;

         (m) (i) within a reasonable time prior to the filing of any
Registration Statement, any Prospectus, any amendment to a Registration
Statement or amendment or supplement to a Prospectus, provide copies of such document to the selling Holders of Registrable Securities and to counsel to such
Holders and to the Underwriter or Underwriters of

                                      -14-

an Underwritten Offering of Registrable Securities, if any; fairly consider such reasonable changes in any such document prior to or after the filing thereof as the counsel to the Holders or the Underwriter or the Underwriters may request and not file any such document in a form to which the Majority Holders of
Registrable Securities being registered or any Underwriter shall reasonably object; and make such of the representatives of the Company as shall be reasonably requested by the Holders for which Registrable Securities are being registered or any Underwriter available for discussion of such document;

         (ii) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a
Prospectus, provide copies of such document to counsel for the selling Holders;
fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Holders or such Underwriter shall request;
and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

         (n) cause all Registrable Securities to be qualified for inclusion in or listed on The New York Stock Exchange or any securities exchange or the
NASDAQ National Market on which securities of the same class issued by the
Company are then so qualified or listed if so requested by the Majority Holders of Registrable Securities covered by a Registration Statement, or if so requested by the Underwriter or Underwriters of an Underwritten Offering of
Registrable Securities, if any;

         (o) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (p) cooperate and assist in any filings required to be made with the
NASD and in the performance of any due diligence investigation by any
Underwriter in an Underwritten Offering; and

         (q) use all reasonable efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with potential investors and taking such other actions as shall be requested by the Majority Holders of Registrable Securities covered by a Registration
Statement or the lead managing Underwriter of an Underwritten Offering; provided that the Company shall not be required to make road show presentations in connection with any Underwritten Offering of Registrable Securities that would not reasonably be expected to have an aggregate value of at least $50 million.

         Each selling Holder of Registrable Securities as to which any registration is being effected pursuant to this Agreement agrees, as a condition to the registration obligations with respect to such Holder provided herein, to furnish to the Company such information regarding such Holder required to be included in the Registration Statement, the ownership of Registrable Securities by such Holder and the proposed distribution by such Holder of such Registrable
Securities as the Company may from time to time reasonably request in writing.

                                      -15-

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (e)(iv) of this
Section, such Holder will forthwith discontinue disposition of Registrable
Securities pursuant to the affected Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus, contemplated by paragraph (j) of this Section, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company), all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities which was current at the time of receipt of such notice.

         SECTION 5. INDEMNIFICATION; CONTRIBUTION.

         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter (any such Person being an "Underwriter"), each Investor Group, Holder and their respective partners, directors, officers and employees and each Person, if any, who controls any Investor Group, Holder or Underwriter within the meaning of Section
15 of the Securities Act or Section 20 of the Exchange Act as follows:

         (i) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any
     Registration Statement pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

         (iii) against any and all reasonable expense whatsoever (including fees and disbursements of counsel), as incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such Person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under sub-paragraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any Investor
Group, Holder or Underwriter with respect to any loss, liability, claim, damage, judgment or expense to the

                                      -16-

extent arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by such Investor Group, Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus
(or any amendment or supplement thereto).

         (b) Indemnification by Holders. Each selling Holder severally agrees to indemnify and hold harmless the Company, each Underwriter and the other selling
Holders and Investor Groups, and each of their respective partners, directors, officers and employees (including each officer of the Company who signed the
Registration Statement), and each Person, if any, who controls the Company, any
Underwriter or any other selling Holder or Investor Group within the meaning of
Section 15 of the Securities Act, against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in paragraph (a) of this Section (provided that any settlement of the type described therein is effected with the written consent of such selling Holder), as incurred, but only with respect to untrue statements or alleged untrue statements of a material fact contained in any Prospectus or the omissions, or alleged omissions therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in such Registration Statement (or any amendment thereto) or such
Prospectus (or any amendment or supplement thereto).

         (c) Conduct of Indemnification Proceedings. Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties determine in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement) at the indemnifying party's or parties' expense. If an indemnifying party or parties is or are not so entitled to assume the defense of such action or does or do not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified

                                      -17-

parties under this Agreement). No indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

         (d) Contribution. (i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the liable selling Holders (including, in each case, that of their respective officers, directors, employees and agents) on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations.
The relative fault of the Company on the one hand and of the liable selling
Holders (including, in each case, that of their respective officers, directors, employees and agents) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the selling Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this
Section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         (ii) The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in sub-paragraph (i) above.
Notwithstanding the provisions of this paragraph (d), in the case of distributions to the public, an indemnifying Holder shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Securities sold by such indemnifying Holder and its affiliated indemnifying Holders and distributed to the public were offered to the public exceeds (B) the amount of any damages which such indemnifying Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)
shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (iii) For purposes of this Section, each Person, if any, who controls a
Holder, Investor Group or an Underwriter within the meaning of Section 15 of the
Securities Act (and their respective partners, directors, officers and employees) shall have the same rights to

                                      -18-

contribution as such Holder, Investor Group or Underwriter; and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section
15 of the Securities Act, shall have the same rights to contribution as the
Company.

         SECTION 6. MISCELLANEOUS.

         (a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement which conflicts with the provisions of this Agreement or which grants registration or similar rights without the prior written consent of those Investor Groups whose consent would be required to authorize any action pursuant to ss.3.07 of the LLC Agreement, or after the Second Investor Sell Down Date, by the Holders of a majority of the
Registrable Securities, nor has the Company entered into any such agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of those
Investor Groups whose consent would be required to authorize any action pursuant to ss.3.07 of the LLC Agreement, or after the Second Investor Sell Down Date, by the Holders of a majority of the Registrable Securities, and, if any such amendment, modification, supplement, waiver or consent would materially adversely affect the rights of any Holder hereunder in a different manner or degree than would affect the rights of all Holders, the written consent of each such adversely affected Holder shall be obtained; provided, however, that nothing herein shall prohibit any amendment, modification, supplement, waiver or consent the effect of which is limited only to those Holders who have agreed to such amendment, modification, supplement, waiver or consent.

         (c) Investor Action. Any action which requires the approval of an
Investor Group shall only be effective if approved by Sponsor Members and VCOC
Stockholders beneficially holding a majority of the Registrable Securities held by all members of such Investor Group.

         (d) Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be personally served in writing, shall be deemed to have been given on the date of service, and shall be addressed as follows:

                           TO THE COMPANY:  Nalco Holding Company
                                            1601 W. Diehl Road
                                            Naperville, IL  60563
                                            Attention: General Counsel
                                            Fax: (630) 305 2937

                           With a copy to:  Simpson Thacher & Bartlett LLP
                                            425 Lexington Avenue

                                      -19-

                                            New York, NY  10017
                                            Attention: Wilson S. Neely
                                            Fax: (212) 455-2502

                      TO ANY MEMBER OF THE  Blackstone Capital Partners IV, L.P.
                       BCP INVESTOR GROUP:  345 Park Avenue
                                            New York, NY 10154
                                            Attention: Chinh Chu
                                            Fax:(212) 583-5722

                           With a copy to:  Simpson Thacher & Bartlett LLP
                                            425 Lexington Avenue
                                            New York, NY  10017
                                            Attention: Wilson S. Neely
                                            Fax: (212) 455-2502

                      TO ANY MEMBER OF THE  Apollo Investment Fund V, L.P.
                    APOLLO INVESTOR GROUP:  1301 Avenue of the Americas
                                            New York, New York 10019
                                            Attention: Joshua J. Harris
                                            Fax: (212) 515-3288

                           With a copy to:  Wachtell, Lipton, Rosen & Katz
                                            51 West 52nd Street
                                            New York, NY 10019
                                            Attention: Daniel A. Neff
                                            Fax: (212) 403-2000

                      TO ANY MEMBER OF THE  GS Capital Partners 2000, L.P.
                        GS INVESTOR GROUP:  85 Broad Street
                                            New York, New York 10004
                                            Attention: Sanjeev Mehra
                                            Fax: (212) 357-5505

                           With a copy to:  Wachtell, Lipton, Rosen & Katz
                                            51 West 52nd Street
                                            New York, NY 10019
                                            Attention: Daniel A. Neff
                                            Fax: (212) 403-2000

                             TO NALCO LLC:  Nalco LLC
                                            345 Park Avenue
                                            New York, NY  10154
                                            Attention: Chinh Chu
                                            Fax: (212) 583-5722

                                            Attention: Joshua J. Harris

                                      -20-

                                            Fax: (212) 515-3288

                                            Attention: Sanjeev Mehra
                                            Fax: (212) 357-5505

                      TO ANY OTHER HOLDER:  To the address set forth on the
                                            signature page

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without the need for an express assignment, subsequent
Holders. If any successor, assignee or transferee of any Holder shall acquire
Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this
Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. For purposes of this Agreement,
"successor" for any entity other than a natural person shall mean a successor to such entity as a result of such entity's merger, consolidation, liquidation, dissolution, sale of substantially all of its assets, or similar transaction.

         (f) Recapitalizations, Exchanges, etc., Affecting Registrable
Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or capital stock of the Company or any successor or assign of the
Company (whether by merger, consolidation, sale of assets or otherwise, including any Restructuring Event (as defined in the LLC Agreement)) which may be issued in respect of, in exchange for, or in substitution of such Registrable
Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

         (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

         (h) Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein"
and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this
Agreement, and Article, Section and paragraph references are to the Articles,
Sections and paragraphs to this Agreement unless otherwise specified; (4) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

         (i) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or

                                      -21-

sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO
THE CONFLICTS OF LAW PRINCIPLES THEREOF).

         (k) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this
Agreement.

         (l) Jurisdiction. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of
Delaware for any actions, suits or proceedings arising out of or relating to this agreement and the transactions contemplated hereby (and agree not to commence any action, suit or proceeding relating thereto except in such courts, and further agree that service of any process, summons, notice or document by
U.S. registered mail to the address specified in Section 6(d) shall be effective service of process for any action, suit or proceeding brought against you in any such court). The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this agreement or the transactions contemplated hereby in the courts of the
State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         (m) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company, on the one hand, and the other parties to this Agreement, on the other, with respect to such subject matter.

                                      * * *

                                      -22-

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                          BLACKSTONE CAPITAL PARTNERS IV L.P.

                                            By: Blackstone Management Associates
                                                IV L.L.C., its General Partner

                                                By: /s/ Chinh Chu
                                                    ----------------------------
                                                    Name:  Chinh Chu
                                                    Title: Member

                                          BLACKSTONE CAPITAL PARTNERS IV-A L.P.

                                            By: Blackstone Management Associates
                                                IV L.L.C., its General Partner

                                                By: /s/ Chinh Chu
                                                    ----------------------------
                                                    Name:  Chinh Chu
                                                    Title: Member

                                          BLACKSTONE FAMILY INVESTMENT
                                          PARTNERSHIP IV-A L.P.

                                            By: Blackstone Management Associates
                                                IV L.L.C., its General Partner

                                                By: /s/ Chinh Chu
                                                    ----------------------------
                                                    Name:  Chinh Chu
                                                    Title: Member

                [Signature Page to Registration Rights Agreement]

                                          APOLLO INVESTMENT FUND V, L.P.

                                            By: Apollo Advisors V, L.P., its
                                                general partner

                                                By: Apollo Capital Management V,
                                                    Inc., its general partner

                                                    By: /s/ Joshua J. Harris
                                                        ------------------------
                                                        Name:  Joshua J. Harris
                                                        Title: Vice President

                                          APOLLO/NALCO ACQUISITION LLC

                                            By: Apollo Management V, L.P., its
                                                Manager

                                                By: AIF V Management, Inc., its
                                                    general partner

                                                    By: /s/ Joshua J. Harris
                                                        ------------------------
                                                        Name:  Joshua J. Harris
                                                        Title: Vice President

                                          AP NALCO LP

                                            By: Apollo Advisors V, L.P., its
                                                general partner

                                                By: Apollo Capital Management V,
                                                    Inc., its general partner

                                                     By: /s/ Joshua J. Harris
                                                         -----------------------
                                                         Name:  Joshua J. Harris
                                                         Title: Vice President

                [Signature Page to Registration Rights Agreement]

                                          GOLDMAN SACHS DIRECT INVESTMENT FUND
                                          2000, L.P.

                                            By: GS Employee Funds 2000 GP,
                                                L.L.C., its General Partner

                                                By: /s/ Sanjeev K. Mehra
                                                    ----------------------------
                                                    Name:  Sanjeev K. Mehra
                                                    Title: Vice President

                                          GS CAPITAL PARTNERS 2000, L.P.

                                            By: GS Advisors 2000, L.L.C., its
                                                General Partner

                                                By: /s/ Sanjeev K. Mehra
                                                    ----------------------------
                                                    Name:  Sanjeev K. Mehra
                                                    Title: Vice President

                                          GS CAPITAL PARTNERS 2000 OFFSHORE,
                                          L.P.

                                            By: GS Advisors 2000, L.L.C., its
                                                General Partner

                                                By: /s/ Sanjeev K. Mehra
                                                    ----------------------------
                                                    Name:  Sanjeev K. Mehra
                                                    Title: Vice President

                                          GS CAPITAL PARTNERS 2000 GMBH & CO.
                                          BETEILIGUNGS KG

                                            By: Goldman Sachs Management GP
                                                GmbH, its General Partner

                                                By: /s/ Sanjeev K. Mehra
                                                    ----------------------------
                                                    Name:  Sanjeev K. Mehra
                                                    Title: Vice President

                [Signature Page to Registration Rights Agreement]

                                          GS CAPITAL PARTNERS 2000 EMPLOYEE
                                          FUND, L.P.

                                            By: GS Employee Funds 2000 GP,
                                                L.L.C., its General Partner

                                                By: /s/ Sanjeev K. Mehra
                                                    ----------------------------
                                                    Name:  Sanjeev K. Mehra
                                                    Title: Vice President

                                          NH ACQUISITION LLC

                                            By: GS Advisors 2000, L.L.C., its
                                                Manager

                                                By: /s/ Sanjeev K. Mehra
                                                    ----------------------------
                                                    Name:  Sanjeev K. Mehra
                                                    Title: Vice President

                [Signature Page to Registration Rights Agreement]

                                          WILLIAM H. JOYCE

                                          /s/ William H. Joyce
                                          ------------------------------------

                [Signature Page to Registration Rights Agreement]

                                          NALCO LLC

                                          By: /s/  Stephen N. Landsman
                                              --------------------------------
                                              Name:  Stephen N. Landsman
                                              Title: Vice President, General
                                                     Counsel & Corporate
                                                     Secretary

                                          NALCO HOLDING COMPANY

                                          By: /s/  Stephen N. Landsman
                                              --------------------------------
                                              Name:  Stephen N. Landsman
                                              Title: Vice President, General
                                                     Counsel & Corporate
                                                     Secretary

                [Signature Page to Registration Rights Agreement]